Commitments and Contingencies (Tables)	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
Summary Of Future Minimum Commitments	As of June 30, 2023, future minimum commitments under the Company’s data rights license agreements accounted for as executory contracts are as follows (in thousands):

(in thousands)
2023 (Remaining)	$75,750
2024	176,963
2025	158,512
2026	161,036
2027	175,545
Thereafter	84,686

Total	$832,492